3

BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609




September 9, 1997



Dear Stockholder:

The 1997 Annual Meeting of Bar Harbor Bankshares will be held at 11:00 a.m. on Tuesday, October 7, 1997 in the Atlantic Oakes Conference Center, located next to the Bay Ferries Terminal on Route 3 in Bar Harbor, Maine. The Directors and Officers join me in inviting you to attend this meeting and the reception which will follow.

Enclosed are the Clerk's official Notice of Annual
Meeting, a Proxy Statement and the Form of Proxy.
Please sign the Form of Proxy and return it in the envelope provided so that your shares will be voted at the Annual Meeting if you are unable to attend.
Please also complete the reception postcard and mail it separately from the Form of Proxy if you will be attending the reception.

We look forward to seeing you on October 7th.
Please join us for the reception even if you are unable to attend the business meeting.

                              Very truly yours,



                              Sheldon F.
Goldthwait, Jr.
                              President and Chief
Executive Officer

Enclosures

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

     Each stockholder is urged to fill in, date and sign the enclosed form of proxy and mail it in the self-addressed envelope provided. If you attend the meeting, you may, if you wish, revoke your proxy and vote your shares in person.
BAR HARBOR BANKSHARES


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD OCTOBER 7, 1997


Notice is hereby given that the Annual Meeting of the Stockholders of Bar Harbor Bankshares will be held at the Atlantic Oakes Conference Center on Route 3 in Bar Harbor, Maine on October 7, 1997 at
11:00 a.m. to consider and act upon the following proposals.

1. To set the number of Directors for the ensuing year at 19.

2. To elect six persons to serve as Directors for a term of three years.

3. To elect one person to serve as Director for a term of two years.

4. To ratify the Board of Directors' selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company and of the Bank for the ensuing year.

5.   To transact such other business as may
     properly come before the meeting or any
     adjournment thereof.

Stockholders of record as of the close of business on August 18, 1997 will be entitled to a notice of and to vote at the meeting.

By Order of the Board of Directors




Marsha C. Sawyer, Clerk
BAR HARBOR BANKSHARES
82 Main Street
Bar Harbor, ME  04609

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, OCTOBER 7, 1997

PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Bar Harbor Bankshares (the Company) in connection with the solicitation of proxies on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the Meeting). The
Meeting will be held on Tuesday, October 7, 1997 at 11:00 a.m. at the Atlantic Oakes Conference Center on Route 3 in Bar Harbor, Maine. The official
Notice of the Annual Meeting of Stockholders accompanies this Statement. A Form of Proxy for use at the Meeting and a return envelope for the proxy are enclosed. A stockholder who executes the proxy may, prior to its use, revoke it by written instrument, by a subsequently executed proxy or, if attending the Meeting, by notifying the Clerk or by giving notice at the Meeting. This Proxy Statement and the enclosed Form of Proxy will be mailed to the stockholders of the Company on or about
September 9, 1997.

     Proxies are being solicited by the Board of Directors (the Board) of the Company principally through the mail. The Board of Directors and Management of the Company may also solicit proxies personally or by telephone. The entire expense of solicitation, including costs of preparing, assembling and mailing the proxy material will be borne by the Company. These expenses are not expected to exceed the amount normally expended for an annual meeting at which directors will be elected.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of August 18, 1997, the Company had
outstanding 1,720,583 shares of its common stock
(the Common Stock), par value $2 per share, each of which is entitled to one vote upon each matter presented at the Meeting. Only stockholders of record at the close of business on August 18, 1997 are entitled to vote at the Meeting. The presence at the Meeting, either in person or by proxy, of the holders of one-third of the shares of Common
Stock will constitute a quorum. Assuming a quorum is present, action may be taken on any matter considered by the holders of a majority of the shares present and voting. Abstentions and shares otherwise not voting will not be deemed present and voting. Stockholders who are present will have an opportunity to vote on each matter brought before the meeting.
     As of August 18, 1997, to the knowledge of the Company, the only beneficial owner of more than 5% of the Company's Common Stock was Bernard K. Cough.

Title of Class:  Common Stock
Name and Address of Beneficial Owner:  Bernard K.
Cough, 5 Norman Road, Bar Harbor, ME  04609
Amount and Nature of Beneficial Ownership:
Direct        Indirect
Percent of Class:  5.033%


     The following table lists, as of August 18, 1997, the number of shares of Common Stock and the percentage of the Common Stock represented thereby, beneficially owned by each director and by all principal officers and directors of the Company as a group.

                         Direct       Amount of    Indirect     Amount of    Percent (1)
                         Beneficial   Direct       Beneficial   Indirect     of Class
Director or Nominee      Ownership    Beneficial   Ownership    Beneficial
                                      Ownership                 Ownership
Frederick F. Brown       Direct       11,970       Indirect     600          *
Robert C. Carter         Direct       950          Indirect     100          *
Thomas A. Colwell        Direct       2,700                                  *
Bernard K. Cough         Direct       67,440       Indirect     19,170       5.033%
Peter Dodge              Direct       2,130        Indirect     300          *
Dwight L. Eaton          Direct       3,195                                  *
Ruth S. Foster           Direct       1,675                                  *
Cooper F. Friend         Direct       1,100                                  *
Robert L. Gilfillan      Direct       26,550       Indirect     13,415       2.322%
Sheldon F. Goldthwait,   Direct       12,936       Indirect     2,228        *
Jr.
H. Lee Judd              Direct       500          Indirect     2,750        *
James C. MacLeod         Direct       10,150       Indirect     10,150       1.179%
John P. McCurdy          Direct       3,250        Indirect     50           *
Jarvis W. Newman         Direct       11,550       Indirect     3,500        *
Robert M. Phillips       Direct       600          Indirect     50           *
John P. Reeves           Direct       6,969        Indirect     5,685        *
Abner L. Sargent         Direct       500          Indirect     3,000        *
Lynda Z. Tyson           Direct       625          Indirect     75           *
Total Ownership of all                1644,790                  61,073       13.194%
Directors and Executive
Officers of Company as
a group (20 persons).
*less than 1%

(1) For purposes of the foregoing table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, under which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of the security, or if he or she had the right to acquire beneficial ownership of the security within 60 days. Beneficial ownership does not include, in the case of each director, 48,680 shares (2.83%) of the Common Stock held by two trusts which, for purposes of voting, are allocated equally among the directors of the Bank under the terms of the respective trust instruments. No director has any other beneficial interest in such shares. Ownership figures for directors and nominees include directors' qualifying shares owned by each person named.

     Management is not aware of any arrangement which could, at a subsequent date, result in a change in control of the Company.

     Directors, Officers and owners of 10% or more of the Common Stock of the Company are required to file periodic reports with the Securities and Exchange Commission with respect to their beneficial ownership of the Common Stock. Based upon a review of appropriate forms furnished to and retained by the Company, the Company is not aware of any officer, director or owner of 10% or more of the Common Stock who has failed to file any such report.
MANAGEMENT OF THE COMPANY

Directors

     Management recommends that the number of directors for the coming year be set at 19. The
Bylaws of the Company provide for not fewer than 9 nor more than 27 directors, with directors serving staggered terms of three years. The Board of Directors has nominated for re-election five incumbent directors whose terms expire in 1997 and two new nominees. Thomas A. Colwell, Bernard K.
Cough, Cooper F. Friend, Robert L. Gilfillan, H.
Lee Judd, and John P. McCurdy have been nominated for re-election to three year terms. James C.
MacLeod has been nominated for re-election for a term of two years. Each of these persons has consented to be named as a nominee and to serve if elected.

     A vacancy in the Board of Directors exists as a result of the death of Robert H. Avery and it is the recommendation of management that this vacancy remain unfilled at the Meeting. Pursuant to the terms of the Company's Bylaws, the Board may at any time appoint an additional director to fill this vacancy until the next Annual Meeting.

     The following table sets forth the names, occupations, ages and terms of service of all directors:

                    Principal Occupation         Age     Year
                    Now and for                  as of   First
Name                past 5 Years                 8/18/9  Elected
                                                 7       Directo
                                                         r
Thomas A. Colwell   President of Colwell Bros.,  53      1991
                    Inc. (lobster pounding) of
                    Stonington, ME

Bernard K. Cough    Treasurer of Atlantic        70      1985
                    Oakes, Inc., Atlantic Eyrie
                    and several other resort
                    motels, Bar Harbor, Maine

Cooper F. Friend    President, Friend and        43      Nominee
                    Friend, Inc. a recreational
                    motorsports dealership.
                    Partner in U-Store-It and
                    Friend and Friend Realty

Robert L.           Owner and President of West  70      1984
Gilfillan           End Drug Co., (retail
                    pharmacy), Bar Harbor,
                    Maine

H. Lee Judd         President of Hinckley        52      Nominee
                    Insurance Group and
                    Hinckley Real Estate

James C. MacLeod    Retired; formerly Vice       73      1984
                    President of the Bank and
                    the Company

John P. McCurdy     Retired; formerly owner and  66      1984
                    operator of McCurdy Fish
                    Company (fish processor),
                    Lubec, Maine

Term expires in
1998
Frederick F. Brown  Proprietor and owner of F.   71      1984
                    T. Brown Co., (hardware
                    store), Mt. Desert, ME

Robert C. Carter    Owner of Machias Motor Inn,  53      1996
                    Machias, Maine

Dwight L. Eaton     Senior Vice President and    62      1988
                    Trust Officer of the Bank;
                    Vice President of the
                    Company since 1987

Sheldon F.          President and Chief          59      1988
Goldthwait, Jr.     Executive Officer of the
                    Company and the Bank since
                    January 1, 1995. Formerly
                    Executive Vice President of
                    the Company and the Bank
                    since December, 1989

Robert M. Phillips  Officer of International     55      1993
                    Foods Network (exporter of
                    a variety of food
                    products), Sullivan, Maine;
                    formerly Vice President and
                    Chief Operations Officer of
                    Jasper Wyman and Son
                    (blueberry processors),
                    Milbridge, Maine

Terms expire in
1999:
Peter Dodge         President and Insurance      53      1987
                    Agent with Merle B. Grindle
                    Agency (insurance and real
                    estate), Blue Hill, Maine

Ruth S. Foster      Former State Senator and     68      1986
                    owner of Ruth Foster's
                    (retail clothing),
                    Ellsworth, Maine

Jarvis W. Newman    Self-employed yacht broker   62      1984
                    Southwest Harbor, Maine
John P. Reeves      Retired; formerly President  63      1984
                    and Chief Executive Officer
                    of the Company and the
                    Bank, Bar Harbor, Maine

Abner L. Sargent    Retired; formerly Vice       72      1984
                    President and Treasurer of
                    Sargent Mobile Homes,
                    Ellsworth, Maine

Lynda Z. Tyson      Chief Operating Officer and  42      1993
                    Marketing Director of Tyson
                    & Partners, Marketing
                    Consultants, Bar Harbor,
                    Maine. Formerly Chief
                    Executive Officer of Bar
                    Harbor Chamber of Commerce.

     Nominees for election to the Board are
selected by the Full Board. The Company does not have a nominating committee. The Board will consider nominees recommended by stockholders if submitted in writing to Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main Street, Bar Harbor,
Maine 04609, not less than three months in advance of the date of the Annual Meeting.

     The Board of Directors of the Company held six meetings in 1996. The Bylaws of the Company provide for quarterly meetings. Each director, with the exception of Mr. Sargent, attended at least 75% of the total number of meetings held by the Board of Directors in 1996.

     The Board of Directors of the Bank met monthly during 1996. Each director, with the exception of Mr. Newman and Mr. Sargent, attended at least 75% of the total number of Bank directors' meetings and committee meetings of which he or she was a member.


Executive Officers

     Each executive officer of the Company is identified in the following table which also sets forth the respective office, age, and period served in that office for each person listed.

                                                 Age      Year
                 Principal Occupation Now and    as of    First
Name             for                             8/18/97  Electe
                 past 5 Years                             d
                                                          Office
                                                          r
Robert L.        Chairman of the Board of the    70       1984
Gilfillan        Bank and the Company since
                 February, 1994

Sheldon F.       President and Chief Executive   59       1984
Goldthwait, Jr.  Officer of the Company and the
                 Bank since January 1, 1995.
                 Formerly Executive Vice
                 President of the Company since
                 December, 1989

Dwight L. Eaton  Senior Vice President and Trust 62       1987
                 Officer of the Bank; Vice
                 President of the Company since
                 1987; formerly Vice President
                 and Trust Officer of the Bank

Lewis H. Payne   Executive Vice President of the 47       1995
                 Company and Bank since 1995.
                 Formerly Senior Vice President
                 of Bank since 1990

Virginia M.      Treasurer and Chief Financial   47       1991
Vendrell         Officer since December, 1992;
                 formerly Treasurer of the Bank
                 since December, 1989 and
                 Treasurer of the Company since
                 October, 1990.

Marsha C.        Clerk of the Company since      44       1986
Sawyer           July, 1986; Clerk and Vice
                 President of the Bank since
                 1986; formerly Assistant Vice
                 President of the Bank

     The Bylaws of the Company provide that the executive officers be elected annually by the Board of Directors and that the President, Chairman of the Board, Treasurer and Clerk shall serve at the pleasure of the Board and until their successors have been chosen and qualified. All other officers serve at the pleasure of the Chief Executive
Officer.

Committees

     The Bylaws of the Company provide that after each Annual Meeting of Directors, the Board designates from among its members an Executive
Committee which has the authority to exercise all the powers of the Board of Directors in regard to ordinary operations of the business of the Company when the Board is not in session, subject to any specific vote of the Board. The present Executive
Committee includes Messrs. Brown, Gilfillan,
Goldthwait, MacLeod, Newman and Reeves. The
Executive Committee did not meet in 1996.

     The Bylaws provide that the Board may elect or appoint such other committees as it may deem necessary or convenient to the operations of the Company. The Company itself has no other committees although the Bank Board has appointed an Audit
Committee as well as a Compensation Committee.

     The Audit Committee has responsibility for overseeing the auditing program. The current members of the Audit Committee are Messrs. Carter, Colwell, Phillips, Dodge, Gilfillan and Sargent.
The Audit Committee met six times during 1996.

     The Compensation Committee has responsibility for setting compensation for all Bank employees, including executive officers. The Compensation
Committee for 1996 included Messrs. Dodge,
Gilfillan, Goldthwait, McCurdy, Phillips and
Reeves. The Compensation Committee met four times during 1996.

Family Relationships and Other Arrangements

     There are no family realtionships among any director, executive officer, or person nominated by the Company to become a director or executive officer. There are also no arrangements or understandings between any nominee, director, executive officer, or associates of any of the foregoing and any other person pursuant to which the nominee was or is to be elected as a director or an executive officer. No person or entity listed above as the employer of an officer or director, other than the Bank, is an affiliate of the Company.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS


     The following table sets forth all annual compensation received during each of the Company's last three fiscal years by John P. Reeves, Sheldon
F. Goldthwait, Jr., Lewis H. Payne, Virginia M.
Vendrell and Dwight L. Eaton who are the only executive officers for whom compensation exceeded
$100,000 in any year. Compensation for all officers is paid by the Bank.

                                          Long Term
                                          Compensation
                     Annual Compensation  Award        Pay
                                          s            out
(a)            (b)   (c)      (d)   (e)   (f)    (g)   (h)  (i)
                                    Othe
                                    r     Restr        LTI  All
                                    Annu  icted  Opti  P    Othe
Name and             Salary   Ince  al    Stock  ons/  Pay  r
Principal      Year  ($)      ntiv  Comp  Award  SARs  out  Comp
Position                      e     en-   s            s    en-
                              ($)   sati  ($)    (#)   ($)  sati
                                    on                      on
                                    ($)                     ($)
John P.        1994  135,000  17,6  0     0      0     0    4,98
Reeves         1995  0        28    0     0      0     0    4
Retired        1996  0        4,92  0     0      0     0    0
President and                 2                             0
Chief                         0
Executive
Officer

Sheldon F.     1994  92,000   12,0  0     0      0     0    2,38
Goldthwait,    1995  130,000  84    0     0      0     0    4
Jr.            1996  136,000  23,1  0     0      0     0    3,52
President and                 08                            2
Chief                         27,4                          24,6
Executive                     28                            47
Officer

Dwight L.      1994  92,000   12,0  0     0      0     0    2,39
Eaton          1995  94,000   84    0     0      0     0    7
Senior Vice    1996  96,000   17,6  0     0      0     0    3.43
President and                 37                            9
Trust Officer                 19,4                          36,2
                              60                            31

Lewis H.       1994  n/a      n/a   0     0      0     0    n/a
Payne          1995  n/a      n/a   0     0      0     0    n/a
Executive      1996  88,619   17,6  0     0      0     0    1,75
Vice                          34                            2
President


Virginia M.    1994  n/a      n/a   0     0      0     0    n/a
Vendrell       1995  n/a      n/a   0     0      0     0    n/a
Senior Vice    1996  83,618   16,6  0     0      0     0    570
President ,                   31
Treasurer and
Chief
Financial
Officer

Pursuant to a Deferred Compensation Agreement Mr.
Goldthwait deferred a portion of his 1995 and 1996 salary, and Mr. Payne and Ms. Vendrell deferred portions of their 1996 salaries.


Compensation Committee

     The Bank Board has appointed a six-member
Compensation Committee which includes both directors and a member of management. The
Compensation Committee meets several times each year and makes compensation recommendations for the ensuing year to the Board of Directors.

     The recommendations of the Committee are then considered and voted upon by the Full Board. During
1996, Mr. Goldthwait was a member of the Compensation Committee and also a director. He abstained from participating in discussion, recommendations, or voting regarding his own compensation. Mr. Reeves, who chairs the Compensation Committee, is a former President of the Company and the Bank.

Report of the Compensation Committee on Executive
Compensation

     The Board of Directors of the Bank has no formal compensation policy applicable to compensation decisions with respect to its executive officers. While there are no objective criteria which specifically relate corporate performance to compensation determinations, in formulating its recommendation with respect to compensation of Messrs. Goldthwait, Eaton, Payne and Ms. Vendrell during the last fiscal year, the Board of Directors considered, among other factors, years of service and salary surveys of executive officers at comparable financial institutions in Maine and New England. In reaching its determination as to compensation of Messrs.
Goldthwait, Eaton, Payne and Ms. Vendrell, the
Board of Directors did not use any objective measure of the Bank's performance but considered in general, the performance of the Bank in relationship to that of other similarly situated banks in Maine.

     The foregoing report to stockholders regarding compensation has been submitted by the Compensation
Committee, including Messrs. Gilfillan, Reeves,
Dodge, McCurdy and Phillips.

Compensation of Directors

     Each of the directors of the Company is a director of the Bank and as such receives a fee of $300 for each Full Board meeting of the Bank attended and $250 for each committee meeting attended. The fee paid for the attendance at the Annual Meeting is $500.00 per member of the Board of Directors. The Chairman of the Board receives an annual retainer of $3,000 in addition to meeting fees. Meetings of the Board of Directors of the Bank are held monthly. No directors' fees are paid to directors of the Company as such. Those directors of the Bank who are also officers do not receive directors' fees.

BENEFIT PLANS

     The Bank offers a 401(k) plan to all employees who have completed one year of service and who have attained the age of 21. Employees may elect to defer from 1% to 15% of their salaries subject to a maximum amount determined by a formula annually, which amount was $9,500 in 1996. In 1996, the bank matched employee contributions to the 401(k) plan to the extent of 25% of the first 6% of salary for a total contribution by the Bank of $51,979. The
Bank's 1996 quarterly contribution to each participant's 401(k) account represented an additional 3% of the employee's salary. The 1997 bank match and contributions were voted at the same level as 1996. Contributions by the bank are determined annually by a vote of the Board of Directors.

     In 1996 and 1995, the Bank provided a
restricted stock purchase plan through which each employee having one year of service could purchase up to 100 shares of Bar Harbor Bankshares stock at the current fair market price as of a date determined by the Board of Directors.

     The Bank provides certain of its officers with individual memberships in local civic organizations and clubs. The aggregate value of these benefits with respect to any individual officer during the Bank's last fiscal year were well below the $5,000 disclosure threshold.

     The Bank has entered into agreements with Messrs. Reeves, Goldthwait and Eaton whereby those individuals, or their beneficiaries, will receive, upon death or retirement, an annual supplemental pension benefit over a period of ten years in the amount of $15,000 in the case of Mr. Reeves and in the amount of $10,000 in the case of Messrs.
Goldthwait and Eaton. This plan is unfunded and benefits will be paid out of Bank earnings. Mr.
Reeves began drawing his annual installment of $5,300.04 (reduced for early retirement) beginning
January 1, 1995.

     In 1993, the Company established a non-
qualified supplemental retirement plan for certain officers. The agreements provide supplemental retirement benefits payable in installments over twenty years upon retirement or death to compensate for benefits lost as a result of termination of the Defined Benefit Plan. The Company recognizes the costs associated with the agreements over the service lives of the participating officers.

     The agreements are with Messrs. Reeves, Eaton,
Goldthwait, and MacDonald in the amounts of $49,020, $22,600, $37,400 and $7,700, respectively.
Mr. Reeves began drawing his annual installment of $49,020 beginning January 1, 1995.

     Accordingly the Company has recognized cost relative to all the supplemental plans of $379,811, $110,177 and $117,998 for 1994, 1995, and 1996,
respectively.

     Officers of the Bank are entitled to
participate in certain group insurance benefits. In accordance with Bank policy, all such benefits are available generally to employees of the Bank.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND PRINCIPAL
STOCKHOLDERS

     The Bank retains the firm of Tyson & Partners to assist with its marketing program. Lynda Z.
Tyson, who serves as a director of the Company, serves as that firm's Chief Operating Officer as well as Director of Marketing.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with other directors, officers, principal stockholders, and their associates. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. No such transactions have involved more than normal risk of collectability or presented other unfavorable features, and no loans outstanding to directors, officers, principal stockholders, or their associates in an amount in excess of $60,000 are non-accruing or past due or are otherwise considered to be potential problem loans.

PERFORMANCE GRAPH

     Federal regulations require that a graph be included in this proxy statement providing a comparison of total shareholder return on the common stock of the Company with that of comparable issuers. The following graph illustrates the estimated yearly percentage change in the Company's cumulative total shareholder return on its common stock for each of the last five years. For purposes of comparison, the graph also illustrates comparable shareholder return of NASDAQ banks as a group as measured by the NASDAQ Banks Stock Index and of Union Bankshares, which is, in the opinion of management, the only other bank holding company with respect to which a meaningful comparison of total shareholder return can be made. The graph assumes a $100 investment on December 31, 1991 in the common stock of each of the Company, Union
Bankshares and the NASDAQ banks as a group and measures the amount by which the market value of each, assuming reinvestment of dividends, has increased as of December 31 of each calendar year since the base measurement point of December 31, 1991.

     Neither the common stock of the company nor that of Union Bankshares is actively traded on any market and, therefore, no market index is available for the purpose of determining the market price of such common stock as of any particular date. The following graph is based upon a good faith determination of approximate market value for each year indicated based on information obtained from Union Bankshares, in the case of its common stock, and from anecdotal information available to the Company as to the value at which its common stock has traded in isolated transactions from time to time. Therefore, although the graph represents a good faith estimate of shareholder return as reflected by market value, the valuations utilized are, of necessity, estimates and may not accurately reflect the actual value at which common stock has traded in particular transactions as of any of the dates indicated.


PERFORMANCE GRAPH

The following information is presented in a line graph in the printed proxy:

               1991   1992   1993  1994   1995  1996
Bar Harbor
Banking and    $100.  $106.  $125  $141   $244. $344
Trust Company  00     31     .51   .53    73    .88
Union Trust    $100.  $102.  $134  $142   $205. $271
Company        00     50     .95   .79    85    .24
NASDAQ Banks   $100.  $145.  $165  $165   $246. $325
               00     55     .99   .38    32    .25


SELECTION OF AUDITORS

     Stockholder approval of the selection of auditors is not required, but the Board is of the view that an expression of opinion by the stockholders as to the appropriateness of this selection is desirable. The Board recommends that its selection of Berry, Dunn, McNeil & Parker be ratified. If the Board selection is not ratified, the Board will take action to appoint a different auditor for the Company and for the Bank. It is not anticipated that a representative of Berry, Dunn, McNeil & Parker will be present at the Meeting to respond to appropriate questions or to make a statement.
OTHER MATTERS

     Management knows of no other matters to be presented for action at the Meeting. If any other matters properly come before the Meeting, the shares represented by the proxies will be voted with respect thereto in accordance with the judgment of the person(s) voting the proxies.


FINANCIAL STATEMENTS

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH
ANY STOCKHOLDER WITH A COPY OF THE ANNUAL REPORT BY
THE COMPANY TO THE SECURITIES AND EXCHANGE
COMMISSION ON FORM 10-K, INCLUDING FINANCIAL
STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR
THE LAST FISCAL YEAR. IN ACCORDANCE WITH FEDERAL
DEPOSIT INSURANCE CORPORATION REGULATIONS, UPON
WRITTEN REQUEST, STOCKHOLDERS MAY ALSO OBTAIN THE
BANK'S MOST RECENT ANNUAL DISCLOSURE STATEMENT
WHICH CONTAINS FINANCIAL INFORMATION COVERING THE
LAST TWO YEARS.

     Any request for a copy of either the Form 10-K or the Annual Disclosure Statement must contain a representation that the person making the request was a beneficial owner of Common Stock on August
18, 1997, which is the record date for this proxy solicitation. Requests should be addressed to:
Marsha C. Sawyer, Clerk, Bar Harbor Bankshares, 82
Main Street, Bar Harbor, ME  04609.

     Financial statements of the Company contained in the Company's annual report to stockholders for the fiscal year 1996 are not to be considered a part of this soliciting material.

STOCKHOLDER PROPOSALS

     Stockholders may submit proposals for
consideration at the 1998 Annual Meeting, which is presently scheduled for October 6, 1998. In order to be included in the Company's Proxy Statement and Form of Proxy relating to that meeting, such proposals must be received by the Company no later than May 1, 1998, which is 120 days in advance of the proposed mailing date of the 1998 proxy materials. Proposals should be addressed to Marsha
C. Sawyer, Clerk, Bar Harbor Bankshares, 82 Main
Street, Bar Harbor, ME 04609.



By Order of the Board of Directors

Marsha C. Sawyer, Clerk


               BAR HARBOR BANKSHARES

                  82 Main Street
               Bar Harbor, ME  04609

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                     DIRECTORS


           The undersigned hereby appoints Frederick F. Brown, Jarvis W. Newman, and Lynda Z. Tyson as Proxies, each with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of the Company held of record by the undersigned as of close of business on August 18, 1997 at the Annual Meeting of
Stockholders     to    be    held    on    October     7,     1997     or     at
any adjournment thereof.


        (To be signed on the Reverse Side)

X PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE


1.  To set the number of Directors at 19.
  ____ FOR    ____ AGAINST    ____ ABSTAIN

2.  Election of Directors
     Nominees for three year terms:
          Thomas A. Colwell, Bernard K. Cough,
Robert L. Gilfillan,
          John P. McCurdy, Cooper F. Friend, H. Lee
Judd
     Nominee for a two year term:
          James C. MacLeod

     ____ FOR the nominees listed at right
     ____ WITHHOLD AUTHORITY to vote for nominees
listed at right
     For all nominees, except as indicated
___________________________

3.  To ratify the Board of Directors' selection of
Berry, Dunn, McNeil & Parker as independent
auditors of the Company and the Bank for the
ensuing year.
____ FOR    ____ AGAINST    ____ ABSTAIN

4. to transact such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted on behalf of the undersigned stockholder in the manner directed herein. If no direction is given, this proxy will be voted in favor of Items 1 and 3, for the nominees listed in Item 2 and in the discretion of management with respect to any other matters which may come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
PROMPTLY USING THE ENVELOPE PROVIDED.

SIGNATURE ________________________
DATE____________     SIGNATURE
_________________________  DATE ______
NOTE:     Please sign exactly as name appears
     above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian or in any representative capacity, please give full title.